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Exhibit 99.3

        LANTHEUS MEDICAL IMAGING, INC.—LETTER OF TRANSMITTAL

LETTER OF TRANSMITTAL

OFFER FOR ALL OUTSTANDING
9.750% SENIOR NOTES DUE 2017
IN EXCHANGE FOR
9.750% SENIOR NOTES DUE 2017
WHICH HAVE BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2010 (THE "EXPIRATION DATE") UNLESS EXTENDED BY LANTHEUS MEDICAL IMAGING, INC.

The Exchange Agent for the Exchange Offer is:

Wilmington Trust FSB

By Mail, Hand or Overnight Delivery:
Wilmington Trust FSB
c/o Wilmington Trust Company
Corporate Capital Markets
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-1626

By Facsimile:
(302) 636-4139

For Information or Confirmation by Telephone:
Sam Hamed
(302) 636-6181

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges receipt of the prospectus dated                                    , 2010 (the "Prospectus") of Lantheus Medical Imaging, Inc. (the "Company") and certain of the Company's subsidiaries (the "Guarantors"), and this letter of transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $250,000,000 of its 9.750% Senior Notes due 2017 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for its outstanding 9.750% Senior Notes due 2017 ("Restricted Notes"). Both the Restricted Notes and the Exchange Notes are guaranteed on a senior unsecured basis by the Guarantors.

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        List below the Restricted Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF RESTRICTED NOTES

Name(s) and Addresses of Registered Holder(s) (Please fill in)	Certificate Number(s)	Aggregate Principal Amount at Maturity Represented By Restricted Notes*	Principal Amount at Maturity Tendered**

Total

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount at maturity represented by such Restricted Notes. See Instruction 2.

        This Letter of Transmittal is to be used if delivery of Restricted Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Restricted Notes." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        Holders whose Restricted Notes are not immediately available or who cannot deliver their Restricted Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Restricted Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedure."

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CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

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CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Name of Eligible Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

If Delivered by Book-Entry Transfer:

Account Number

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name

Address

        If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Restricted Notes from the Company in the initial offering to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act and cannot rely on the interpretation made to third parties by the Staff of the Securities and Exchange Commission ("SEC") described in paragraph 3 below. In addition, any broker-dealer who purchased Restricted Notes in the initial offering may not use the prospectus contained in the Offer to Purchase to resell any Notes.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  1.
  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Restricted Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Restricted Notes as are being tendered hereby.

  2.
  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Restricted Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Restricted Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Restricted Notes nor any such other person is engaging in or intends to engage in a distribution of such Exchange Notes, that neither the holder of such Restricted Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Restricted Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

  3.
  The undersigned also acknowledges that the Exchange Offer is being made in reliance on an interpretation, made to third parties, by the staff of the SEC that the Exchange Notes issued in exchange for the Restricted Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business, such holders are not engaging in and do not intend to engage in the distribution of such Exchange Notes and such holders have no arrangements or understandings with any person to participate in the distribution of such Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will comply with the registration requirements of the Securities Act, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  4.
  The undersigned may, if, and only if, it would not receive freely tradable Exchange Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer and such Restricted Notes constitute Registrable Securities, elect to have its Restricted Notes registered in the Shelf Registration described in the Registration Rights Agreement, dated as of May 10, 2010, among the Company, the Guarantors and Jefferies & Company, Inc. (the "Registration Agreement") in the form filed as Exhibit 4.2 to Registration Statement (File No. 333-169785) on October 6, 2010. Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given to them in the Registration Agreement. Such election may be made by checking the box under "Special Registration Instructions" below. By making such election, the undersigned agrees, as a holder of Restricted Notes participating in a Shelf Registration, to comply with the Registration Agreement and to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or any preliminary prospectus or prospectus or any in amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein (in case of the prospectus, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the undersigned specifically for inclusion therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Agreement.

  5.
  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Restricted Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal Rights." See Instruction 9.

  6.
  Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Restricted Notes for any Restricted Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Restricted Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Restricted Notes for any Restricted Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Restricted Notes."

        THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF RESTRICTED NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE RESTRICTED NOTES AS SET FORTH IN SUCH BOX ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for Restricted Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below, or if Restricted Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue Exchange Notes and/or Restricted Notes to:

Name(s)*	(Please type or print)
Address:

* (Such person(s) must properly complete a Substitute Form W-9 enclosed herein, or must obtain or properly complete an IRS Form W-8BEN, an ITS Form W-8ECI, or an IRS Form W-8IMY, as applicable)
Credit unchanged Restricted Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for Restricted Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signatures(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled "Description of Restricted Notes" on this Letter of Transmittal above.

  Mail Exchange Notes and/or Restricted Notes to:

Name(s)*	(Please type or print)
Address:

    * (Such person(s) must properly complete a Substitute Form W-9 enclosed herein, or must obtain or properly complete an IRS Form W-8BEN, an ITS Form W-8ECI, or an IRS Form W-8IMY, as applicable)

SPECIAL REGISTRATION INSTRUCTIONS (See paragraph 4 above)

To be completed ONLY if (i) the undersigned satisfies the conditions set forth in paragraph 4 above, (ii) the undersigned elects to register its Restricted Notes in the Shelf Registration described in the Registration Agreement, and (iii) the undersigned agrees to comply with the Registration Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.
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By checking this box the undersigned hereby (i) represents that it is entitled to have its Restricted Notes registered in a Shelf Registration in accordance with the Registration Agreement, (ii) elects to have its Restricted Notes registered pursuant to the Shelf Registration described in the Registration Agreement, and (iii) agrees to comply with the Registration Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR RESTRICTED NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
  (IN ADDITION, U.S. HOLDERS PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 AND
  NON-U.S. HOLDERS PLEASE OBTAIN AND COMPLETE AN IRS FORM W-8BEN,
  AN IRS FORM W-8ECI OR AN IRS FORM W-8IMY, AS APPLICABLE)

X		, 2010
X		, 2010
X		, 2010
Signature(s) of Owner	Date

Area Code and Telephone Number

              If a holder is tendering any Restricted Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Restricted Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 3.

Name(s):

Capacity:

Address:

SIGNATURE GUARANTEE
(if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

 INSTRUCTIONS

1.
Delivery of this Letter of Transmittal and Notes; Guaranteed Delivery Procedures.

        This Letter is to be completed by holders of Restricted Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Restricted Notes." Certificates for all physically tendered Restricted Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Restricted Notes tendered hereby must be in minimum denominations or principal amount at maturity of $2,000 and integral multiples of $1,000 thereafter.

        Noteholders whose certificates for Restricted Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Restricted Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Restricted Notes." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Restricted Notes and the amount of Restricted Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Restricted Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Restricted Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        The method of delivery of this Letter of Transmittal, the Restricted Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal should be sent to the Company.

        See "The Exchange Offer" section in the Prospectus.

2.
Partial Tenders.

        If less than all of the Restricted Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Restricted Notes to be tendered in the box above entitled "Description of Restricted Notes" under "Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Restricted Notes of a tendering holder who physically delivered Restricted Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.
Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder of the Restricted Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Restricted Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Restricted Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

        When this Letter of Transmittal is signed by the registered holder or holders of the Restricted Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Restricted Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on certificates for Restricted Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

        Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (A) the Restricted Notes are tendered (i) by a registered holder of Restricted Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Restricted Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Registration Instructions" on this Letter of Transmittal has not been completed.

4.
Special Issuance and Delivery Instructions.

        Tendering holders of Restricted Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Restricted Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, an IRS Form W-8BEN, an IRS Form W-8ECI, or an IRS Form W-8IMY, as applicable. Noteholders tendering Restricted Notes by book-entry transfer may request that Restricted Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Restricted Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.
Transfer Taxes.

        The Company will pay all transfer taxes, if any, applicable to the transfer of Restricted Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Restricted Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Restricted Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.
Waiver of Conditions.

        The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.
No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Restricted Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Restricted Notes for exchange.

        Although the Company intends to notify holders of defects or irregularities with respect to tenders of Restricted Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.
Mutilated, Lost, Stolen or Destroyed Restricted Notes.

        Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.
Withdrawal of Tenders.

        Tenders of Restricted Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        For a withdrawal of a tender of Restricted Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Restricted Notes to be withdrawn (the "Depositor"), (ii) identify the Restricted Notes to be withdrawn (including the principal amount at maturity of such Restricted Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Restricted Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the indenture pursuant to which the Restricted Notes were issued register the transfer of such Restricted Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Restricted Notes are to be registered, if different from that of the Depositor. Any Restricted Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Restricted Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be rendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Restricted Notes not properly tendered or any Restricted Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Restricted Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

10.
Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

 IMPORTANT TAX INFORMATION

        Each prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. Under current U.S. federal income tax law, a holder of Exchange Notes is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the Exchange Notes. If a holder of Exchange Notes is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a holder of Exchange Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

        Certain holders of Exchange Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt U.S. holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign holder may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, the appropriate IRS Form W-8 (e.g., IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8IMY), properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate IRS Form W-8 can be obtained from the IRS website (http://www.irs.gov) or requested from the Exchange Agent. See the enclosed Substitute Form W-9 and the accompanying instructions for additional instructions.

        If backup withholding applies, the Company is required to withhold 28% of any "reportable payment" made to the holder of Exchange Notes or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding with respect to any payments received in respect of the Exchange Notes, each prospective U.S. holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN), that such prospective holder is a U.S. person (as defined in Section 7701(a)(30) of the Internal Revenue Code, including a U.S. resident alien), and that (A) such prospective holder is exempt from backup withholding, (B) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption. If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write "Applied For" in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached "Certificate of Awaiting Taxpayer Identification Number" in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the Company by the time of payment, the Company must backup withhold 28% of the payments made to such holder.

What Number to Give the Exchange Agent

        The prospective U.S. holder of Exchange Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective U.S. record owner of the Exchange Notes. If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Substitute Form W-9 and accompanying instructions for additional guidance regarding which number to report.

PAYER'S NAME: Wilmington Trust FSB

Name (as shown on income tax return):

Business Name, if different from above:

Please check the appropriate box indicating your status:
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ☐ Exempt from backup withholding

Address:

City, State, and ZIP code:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service
	Part I TIN—PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write "Applied For" in this Part I, complete the "Certificate Of Awaiting Taxpayer Identification Number" below and see "IMPORTANT TAX INFORMATION."	Social Security Number OR Employer Identification Number

Part II—Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Payer's Request for TIN and Certification	Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	SIGNATURE	Date	, 2010

NOTE:
FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE "IMPORTANT TAX INFORMATION."

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person:	Date	, 2010

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.—The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—

1.	An individual's account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(l)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(l)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(l)
5.	Sole proprietorship account or single-owner LLC owned by an individual	The owner(3)
6.	Disregarded entity not owned by an individual	The owner

For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

7.	A valid trust, estate or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
8.	Corporate account or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multiple- member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agriculture program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's Social Security number.

(3)
You must show the name of the individual. The name of the business or the "doing business as" name may also be entered. Either the Social Security number or the Employer Identification number may be used.

(4)
List first and circle the name of the legal trust, estate or pension trust.

        NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

        A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number ("TIN") to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

        If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN for individuals who are not U.S. citizens or permanent residents, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

        If you do not have a TIN, write "Applied For" in Part 1, sign and date the form, and give it to the payer. If the payer does not receive your TIN by the time of payment, backup withholding will begin and continue until you furnish your TIN.

        Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another substitute Form W-9, include your TIN, sign and date the form, and give it to the payer.

        CAUTION:    A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

        Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

        Note:    If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the "Exempt" box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

        The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required.

  1)
  An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

  2)
  The United States or any of its agencies or instrumentalities.

  3)
  A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

  4)
  A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

  5)
  An international organization or any of its agencies or instrumentalities.

  6)
  A corporation.

  7)
  A foreign central bank of issue.

  8)
  A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

  9)
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  10)
  A real estate investment trust.

  11)
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  12)
  A common trust fund operated by a bank under section 584(a).

  13)
  A financial institution.

  14)
  A middleman known in the investment community as a nominee or custodian.

  15)
  An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

        For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (a) medical and health care payments, (b) attorneys' fees, and (c) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

        Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE "EXEMPT" BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

        Privacy Act Notice.    Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws.

        The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

        Failure to Furnish TIN.    If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        Civil Penalty for False Information With Respect to Withholding.    If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

        Criminal Penalty for Falsifying Information.    Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        Misuse of TINs.    If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

        FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

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  Exhibit 99.3
INSTRUCTIONS
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9